Section 2: EX-99 (CENTRAL VALLEY COMMUNITY BANCORP PRESS RELEASE)

Central Valley Community Bancorp Reports Earnings Results for the Quarter Ended March 31, 2011

FRESNO, CA -- (Marketwire - April 20, 2011) - The Board of Directors of Central Valley Community Bancorp (Company) (NASDAQ: CVCY), the parent company of Central Valley Community Bank (Bank), reported today unaudited consolidated net income of $1,588,000, and diluted earnings per common share of $0.16 for the quarter ended March 31, 2011, compared to $1,292,000 and $0.13 per diluted common share for the quarter ended March 31, 2010. Net income increased 22.91% primarily driven by lower provision for credit losses, gains on sales of Other Real Estate Owned, and a decrease in non-interest expenses, partially offset by a decrease in net interest income before provision for credit losses and an increase in the provision for income taxes in the first quarter of 2011 compared to the same period in 2010.

During the first quarter of 2011, the Company's total assets decreased 1.40%, total liabilities decreased 1.92% and shareholders' equity increased 2.21% compared to balances at December 31, 2010. Annualized return on average equity (ROE) for the quarter ended March 31, 2011 was 6.41%, compared to 5.53% for the quarter ended March 31, 2010. The increase in this ratio reflects an increase in net income partially offset by an increase in capital due to increases in other comprehensive income and retained earnings. Annualized return on average assets (ROA) was 0.82% for the quarter ended March 31, 2011, compared to 0.68% for the quarter ended March 31, 2010. The ROA increase is due to an increase in net income partially offset by an increase in average assets.

During the quarter ended March 31, 2011, the Company recorded a provision for credit losses of $100,000, compared to $600,000 for the quarter ended March 31, 2010. During the quarter ended March 31, 2011, the Company recorded $95,000 in net loan charge-offs, compared to $234,000 for the quarter ended March 31, 2010. During the first quarter of 2011, gross charge offs of $330,000 were offset by gross recoveries of $235,000.

At March 31, 2011, the allowance for credit losses stood at $11,019,000, compared to $11,014,000 at December 31, 2010. The allowance for credit losses as a percentage of total loans was 2.61% at March 31, 2011, and 2.55% at December 31, 2010. The Company believes the allowance for credit losses is adequate to provide for probable losses inherent within the loan portfolio at March 31, 2011.

Total non-performing assets were $15,846,000, or 2.07% of total assets, as of March 31, 2011 compared to $19,984,000 or 2.57% of total assets as of December 31, 2010.

The following provides a reconciliation of the change in non-accrual loans for the first quarter of 2011.

                         Additions       Transfer
                Balances    to             to      Returns        Balances
                December   Non-          Foreclosed   to            March
(Dollars in        31,   accrual Net Pay Collateral Accrual Charge    31,
 thousands)       2010    Loans   Downs   - OREO    Status   Offs    2011
                 ------- ------- -------  -------  -------  ------  -------
Non-accrual
 loans:
   Commercial
    and
    industrial   $   377 $   390 $   (42) $   (95) $     -  $ (149) $   481
   Real estate     1,407     297    (720)       -     (195)    (26)     763
   Real estate
    construction
    and land
    development    5,634       -    (101)       -        -       -    5,533
   Equity loans
    and lines of
    credit           488     248    (214)       -        -       -      522
Restructured
 loans (non-
 accruing):
   Commercial
    and
    industrial     1,978       -    (206)       -     (850)      -      922
   Real estate     4,198       -  (1,324)       -        -       -    2,874
   Real estate
    construction
    and land
    development    4,479       -     (67)       -        -       -    4,412
   Consumer            -      82       -        -        -       -       82
                 ------- ------- -------  -------  -------  ------  -------
     Total
      non-
      accrual    $18,561 $ 1,017 $(2,674) $   (95) $(1,045) $ (175) $15,589
                 ======= ======= =======  =======  =======  ======  =======

The following provides a summary of the change in the OREO balance for the quarter ended March 31, 2011:

                                                             Three Months
                                                                Ended
(Dollars in thousands)                                      March 31, 2011
                                                            --------------
Balance, December 31, 2010                                  $        1,325
Additions                                                              257
Dispositions                                                        (1,870)
Write-downs                                                              -
Gain on sale                                                           562
Loss on sale                                                           (17)
                                                            --------------
Balance, March 31, 2011                                     $          257
                                                            ==============

The Company's annualized net interest margin (fully tax equivalent basis) was 4.67% for the quarter ended March 31, 2011, compared to 4.98% for the quarter ended March 31, 2010. The net interest margin decrease in the period-to-period comparison resulted primarily from a decrease in the yield on the Company's investment portfolio partially offset by a decrease in the Company's cost of funds. For the quarter ended March 31, 2011, the effective yield on total earning assets decreased 55 basis points to 5.14% compared to 5.69% for the quarter ended March 31, 2010, while the cost of total interest-bearing liabilities decreased 29 basis points to 0.67% compared to 0.96% for the quarter ended March 31, 2010. The cost of total deposits decreased 22 basis points to 0.45% for the quarter ended March 31, 2011 compared to 0.67% for the quarter ended March 31, 2010. The average balance of investment securities, including deposits in other banks and Federal funds sold, increased 16.92% while the effective yield on average investment securities decreased to 3.45% for the quarter ended March 31, 2011 compared to 4.78% for the quarter ended March 31, 2010. Average loans, which generally yield higher rates than investment securities, decreased 6.17% while the effective yield on average loans increased slightly to 6.40% from 6.31% over the same periods. The decrease in yield in the Company's investment securities during the first quarter of 2011 resulted primarily from the purchase of lower yielding investment securities along with higher average balances in interest bearing deposits in other banks. Net interest income before provision for credit losses for the quarter ended March 31, 2011 was $7,598,000, compared to $7,986,000 for the quarter ended March 31, 2010, a decrease of $388,000 or 4.86%. Foregone interest on non-accrual and restructured loans adversely impacted the net interest margin by 0.17% for the quarter ended March 31, 2011, compared to 0.23% for the quarter ended March 31, 2010. Net interest income decreased as a result of these yield changes offset by an increase in average earning assets and a decrease in interest-bearing liabilities.

Total average assets for the quarter ended March 31, 2011 were $770,729,000, compared to $758,896,000 for the quarter ended March 31, 2010, an increase of $11,833,000 or 1.56%. Total average loans were $426,234,000 for the first quarter of 2011, compared to $454,245,000 for the first quarter of 2010, representing a decrease of $28,011,000 or 6.17%. Total average investments, including deposits in other banks and Federal funds sold, increased to $273,827,000 for the quarter ended March 31, 2011 from $234,210,000 for the quarter ended March 31, 2010, representing an increase of $39,617,000 or 16.92%, primarily due to an increase in deposits in other banks. Total average deposits increased $12,017,000 or 1.89% to $649,452,000 for the quarter ended March 31, 2011, compared to $637,435,000 for the quarter ended March 31, 2010. Average interest-bearing deposits decreased $10,993,000, or 2.26% and average non-interest bearing demand deposits increased $23,010,000 or 15.34% for the quarter ended March 31, 2011 compared to the quarter ended March 31, 2010. The Company's ratio of average non-interest bearing deposits to total deposits was 26.64% for the quarter ended March 31, 2011 compared to 23.53% for the quarter ended March 31, 2010.

Non-interest income for the quarter ended March 31, 2011 increased $414,000, or 31.03% to $1,748,000, compared to $1,334,000 for the quarter ended March 31, 2010, mainly due to an increase in gains on the sale of OREO of $545,000 partially offset by a decrease in customers service charges of $162,000.

Non-interest expense for the quarter ended March 31, 2011 decreased $51,000, or 0.71% to $7,153,000 compared to $7,204,000 for the quarter ended March 31, 2010, primarily due to decreases in OREO expenses of $305,000 and legal fees of $29,000, offset by an increase in salaries and employee benefits of $331,000.

The Company recorded a provision for income taxes of $505,000 for the quarter ended March 31, 2011, compared to $224,000 for the quarter ended March 31, 2010. The effective tax rate for the first quarter of 2011 was 24.13% compared to 14.78% for the quarter ended March 31, 2010. The increase in the effective tax rate is due to increases in taxable income and reserves for uncertain tax positions which are primarily attributable to tax credits and deductions related to certain enterprise zone activities in California.

"We are pleased to report increased earnings for the first quarter of 2011 considering the lower yields available in our investment portfolio and muted demand for credit usage at this time," stated Daniel J. Doyle, President and CEO for Central Valley Community Bancorp and Central Valley Community Bank.

"Our loan portfolio asset quality trends continue to improve requiring lower additions to our provision for future loan losses. The Company has also benefited from recoveries of previous loan charge offs and gains from the sale of OREO," concluded Doyle.

Central Valley Community Bancorp trades on the NASDAQ stock exchange under the symbol CVCY. Central Valley Community Bank, headquartered in Fresno, California, was founded in 1979 and is the sole subsidiary of Central Valley Community Bancorp. Central Valley Community Bank currently operates 17 full service offices in Clovis, Fresno, Kerman, Lodi, Madera, Oakhurst, Prather, Merced, Sacramento, Stockton, Tracy, and Modesto, California. Additionally, the Bank operates Commercial Real Estate Lending, SBA Lending and Agribusiness Lending Departments. Investment services are provided by Investment Centers of America and insurance services are offered through Central Valley Community Insurance Services LLC. Members of Central Valley Community Bancorp's and the Bank's Board of Directors are: Daniel N. Cunningham (Chairman), Sidney B. Cox, Edwin S. Darden, Jr., Daniel J. Doyle, Steven D. McDonald, Louis McMurray, Wanda L. Rogers (Director Emeritus), William S. Smittcamp, and Joseph B. Weirick.

More information about Central Valley Community Bancorp and Central Valley Community Bank can be found at www.cvcb.com.

Forward-looking Statements - Certain matters discussed in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained herein that are not historical facts, such as statements regarding the Company's current business strategy and the Company's plans for future development and operations, are based upon current expectations. These statements are forward-looking in nature and involve a number of risks and uncertainties. Such risks and uncertainties include, but are not limited to (1) significant increases in competitive pressure in the banking industry; (2) the impact of changes in interest rates, a decline in economic conditions at the international, national or local level on the Company's results of operations, the Company's ability to continue its internal growth at historical rates, the Company's ability to maintain its net interest margin, and the quality of the Company's earning assets; (3) changes in the regulatory environment; (4) fluctuations in the real estate market; (5) changes in business conditions and inflation; (6) changes in securities markets; and (7) the other risks set forth in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2010. Therefore, the information set forth in such forward-looking statements should be carefully considered when evaluating the business prospects of the Company.

                     CENTRAL VALLEY COMMUNITY BANCORP
                       CONSOLIDATED BALANCE SHEETS

                                                  March 31,   December 31,
(In thousands, except share amounts)                2011          2010
                                                ------------- -------------
                                                 (Unaudited)
ASSETS
Cash and due from banks                         $      15,274 $      11,357
Interest-earning deposits in other banks               68,296        89,042
Federal funds sold                                        861           600
                                                ------------- -------------
       Total cash and cash equivalents                 84,431       100,999
Available-for-sale investment securities
 (Amortized cost of $205,605 at March 31, 2011
 and $189,682 at December 31, 2010)                   207,403       191,325
Loans, less allowance for credit losses of
 $11,019 at March 31, 2011 and $11,014 at
 December 31, 2010                                    411,023       420,583
Bank premises and equipment, net                        5,591         5,843
Other real estate owned                                   257         1,325
Bank owned life insurance                              11,487        11,390
Federal Home Loan Bank stock                            3,050         3,050
Goodwill                                               23,577        23,577
Core deposit intangibles                                1,094         1,198
Accrued interest receivable and other assets           18,777        18,304
                                                ------------- -------------
             Total assets                       $     766,690 $     777,594
                                                ============= =============

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
    Non-interest bearing                        $     165,753 $     173,867
    Interest bearing                                  478,424       476,628
                                                ------------- -------------
       Total deposits                                 644,177       650,495
Short-term borrowings                                       -        10,000
Long-term debt                                          4,000         4,000
Junior subordinated deferrable interest
 debentures                                             5,155         5,155
Accrued interest payable and other liabilities         13,815        10,553
                                                ------------- -------------
       Total liabilities                              667,147       680,203
                                                ------------- -------------

Commitments and contingencies

Shareholders' equity:
   Preferred stock, no par value, $1,000 per
    share liquidation preference; 10,000,000
    shares authorized; Series A, no par value,
    7,000 shares issued and outstanding                 6,875         6,864
Common stock, no par value; 80,000,000
 authorized; issued and outstanding 9,232,654
 at March 31, 2011 and 9,109,154 at December
 31, 2010                                              38,987        38,428
Non-voting common stock, 1,000,000 authorized;
 issued and outstanding 258,862 at March 31,
 2010 and at December 31, 2010                          1,317         1,317
Retained earnings                                      51,306        49,815
Accumulated other comprehensive income, net of
 tax                                                    1,058           967
                                                ------------- -------------
         Total shareholders' equity                    99,543        97,391
                                                ------------- -------------
               Total liabilities and
                shareholders' equity            $     766,690 $     777,594
                                                ============= =============

                   CENTRAL VALLEY COMMUNITY BANCORP
                  CONSOLIDATED STATEMENTS OF INCOME
                            (Unaudited)

                                                     For the Three Months
                                                        Ended March 31,
                                                    -----------------------
(In thousands, except share and per share amounts)     2011        2010
                                                    ----------  -----------
INTEREST INCOME:
    Interest and fees on loans                      $    6,462  $     6,778
    Interest on deposits in other banks                     50           23
    Interest on Federal funds sold                           1            -
    Interest and dividends on investment
     securities:
        Taxable                                          1,097        1,630
        Exempt from Federal income taxes                   800          757
                                                    ----------  -----------
             Total interest income                       8,410        9,188
                                                    ----------  -----------
INTEREST EXPENSE:
    Interest on deposits                                   717        1,053
    Interest on junior subordinated deferrable
     interest debentures                                    25           23
    Other                                                   70          126
                                                    ----------  -----------
           Total interest expense                          812        1,202
                                                    ----------  -----------
           Net interest income before provision for
            credit losses                                7,598        7,986
 PROVISION FOR CREDIT LOSSES                               100          600
                                                    ----------  -----------
           Net interest income after provision for
            credit losses                                7,498        7,386
                                                    ----------  -----------
NON-INTEREST INCOME:
    Service charges                                        699          861
    Appreciation in cash surrender value of bank
     owned life insurance                                   97           97
    Loan placement fees                                     57           28
    Gain on sale of other real estate owned                545            -
    Net realized (loss) gains on sales and calls of
     investment securities                                 (16)          21
    Total impairment on investment securities              (31)           -
    Increase in fair value recognized in other
     comprehensive income                                    -            -
                                                    ----------  -----------
        Net impairment loss recognized in earnings         (31)           -
    Federal Home Loan Bank dividends                         2            2
    Other income                                           395          325
                                                    ----------  -----------
            Total non-interest income                    1,748        1,334
                                                    ----------  -----------
NON-INTEREST EXPENSES:
    Salaries and employee benefits                       4,078        3,747
    Occupancy and equipment                                934          926
    Regulatory assessments                                 289          300
    Data processing expense                                276          286
    Advertising                                            184          192
    Audit and accounting fees                              112          114
    Legal fees                                              93          122
    Other real estate owned                                  9          314
    Amortization of core deposit intangibles               104          104
    Other expense                                        1,074        1,099
                                                    ----------  -----------
            Total non-interest expenses                  7,153        7,204
                                                    ----------  -----------
             Income before benefit from income
              taxes                                      2,093        1,516
PROVISION FOR INCOME TAXES                                 505          224
                                                    ----------  -----------
              Net  income                           $    1,588  $     1,292
                                                    ==========  ===========

Net income                                          $    1,588  $     1,292
Preferred stock dividends and accretion                     99           99
                                                    ----------  -----------
             Net income available to common
              shareholders                          $    1,489  $     1,193
                                                    ==========  ===========
Net income per common share:
    Basic earnings per common share                 $     0.16  $      0.13
                                                    ==========  ===========
    Weighted average common shares used in basic
     computation                                     9,475,444    8,969,687
                                                    ==========  ===========
    Diluted earnings per common share               $     0.16  $      0.13
                                                    ==========  ===========
    Weighted average common shares used in diluted
     computation                                     9,503,313    9,082,070
                                                    ==========  ===========

                   CENTRAL VALLEY COMMUNITY BANCORP
             CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                             (Unaudited)

For the three months  Mar. 31,   Dec. 31,   Sep. 30,   Jun. 30,   Mar. 31,
 ended                 2011       2010       2010       2010       2010
                     ---------- ---------  ---------  ---------- ----------
(In thousands,
 except share and
 per share amounts)
Net interest income  $    7,598 $   7,641  $   8,173  $    7,930 $    7,986
Provision for credit
 losses                     100       900      1,300       1,000        600
                     ---------- ---------  ---------  ---------- ----------
   Net interest
    income after
    provision for
    credit losses         7,498     6,741      6,873       6,930      7,386
Total non-interest
 income                   1,748       347      1,293         747      1,334
Total non-interest
 expense                  7,153     6,986      7,409       7,142      7,204
Provision for
 (benefit from)
 income taxes               505      (517)      (107)         31        224
                     ---------- ---------  ---------  ---------- ----------
Net income           $    1,588 $     619  $     864  $      504 $    1,292
                     ========== =========  =========  ========== ==========
Net income available
 to common
 shareholders        $    1,489 $     520  $     766  $      405 $    1,193
                     ========== =========  =========  ========== ==========
Basic earnings per
 common share        $     0.16 $    0.06  $    0.08  $     0.04 $     0.13
                     ========== =========  =========  ========== ==========
   Weighted average
    common shares
    used in basic
    computation       9,475,444 9,368,016  9,363,908   9,131,753  8,969,687
                     ========== =========  =========  ========== ==========
   Diluted earnings
    per common share $     0.16 $    0.06  $    0.08  $     0.04 $     0.13
                     ========== =========  =========  ========== ==========
   Weighted average
    common shares
    used in diluted
    computation       9,503,313 9,429,226  9,432,301   9,210,838  9,082,070
                     ========== =========  =========  ========== ==========

                      CENTRAL VALLEY COMMUNITY BANCORP
                              SELECTED RATIOS
                                (Unaudited)

As of and for the three   Mar. 31,  Dec. 31,  Sep. 30,  Jun. 30,  Mar. 31,
 months ended               2011      2010      2010      2010      2010
                          --------  --------  --------  --------  --------
(Dollars in thousands,
 except per share
 amounts)
Allowance for credit
 losses to total loans        2.61%     2.55%     2.42%     2.45%     2.34%
Nonperforming assets to
 total assets                 2.07%     2.57%     2.89%     2.45%     2.72%
Total nonperforming
 assets                   $ 15,846  $ 19,984  $ 22,119  $ 18,496  $ 20,646
Net loan charge offs      $     95  $    992  $  1,662  $    127  $    205
Net charge offs to
 average loans
 (annualized)                 0.09%     0.89%     1.43%     0.11%     0.18%
Book value per share      $   9.76  $   9.66  $   9.78  $   9.46  $   9.47
Tangible book value per
 share                    $   7.16  $   7.02  $   7.13  $   6.80  $   6.71
Tangible common equity    $ 67,748  $ 65,753  $ 66,763  $ 63,628  $ 60,928
Interest and dividends on
 investment securities
 exempt from Federal
 income taxes             $    800  $    762  $    761  $    759  $    757
Net interest margin
 (calculated on a fully
 tax equivalent basis)
 (1)                          4.67%     4.67%     5.10%     5.06%     4.98%
Return on average assets
 (2)                          0.82%     0.32%     0.46%     0.27%     0.68%
Return on average equity
 (2)                          6.41%     2.53%     3.53%     2.11%     5.53%
Tier 1 leverage - Bancorp     9.87%     9.48%    10.07%     9.94%     9.61%
Tier 1 leverage - Bank        9.67%     9.32%     9.93%     9.80%     9.44%
Tier 1 risk-based capital
 - Bancorp                   14.81%    14.16%    13.75%    12.96%    12.91%
Tier 1 risk-based capital
 - Bank                      14.51%    13.92%    13.55%    12.77%    12.68%
Total risk-based capital
 - Bancorp                   16.08%    15.42%    15.03%    14.24%    14.17%
Total risk based capital
 - Bank                      15.78%    15.19%    14.82%    14.05%    13.94%

(1)  Net Interest Margin is computed by dividing annualized quarterly net interest income by quarterly average interest-bearing assets.
(2)  Computed by annualizing quarterly net income.

                      CENTRAL VALLEY COMMUNITY BANCORP
                        AVERAGE BALANCES AND RATES
                               (Unaudited)

                                                      For the Three Months
                                                        Ended March 31,
AVERAGE AMOUNTS                                       --------------------
(Dollars in thousands)                                  2011       2010
                                                      ---------  ---------
Federal funds sold                                    $     758  $     858
Interest-bearing deposits in other banks                 76,618     37,067
Investments                                             196,451    196,285
Loans (1)                                               409,353    435,550
Federal Home Loan Bank stock                              3,050      3,140
                                                      ---------  ---------
Earning assets                                          686,230    672,900
Allowance for credit losses                             (11,007)   (10,606)
Non-accrual loans                                        16,881     18,695
Other real estate owned                                     620      2,826
Other non-earning assets                                 78,005     75,081
                                                      ---------  ---------
Total assets                                          $ 770,729  $ 758,896
                                                      =========  =========

Interest bearing deposits                             $ 476,447  $ 487,440
Other borrowings                                         13,655     21,099
                                                      ---------  ---------
Total interest-bearing liabilities                      490,102    508,539
Non-interest bearing demand deposits                    173,005    149,995
Non-interest bearing liabilities                          8,504      7,029
                                                      ---------  ---------
Total liabilities                                       671,611    665,563
                                                      ---------  ---------
Total equity                                             99,118     93,333
                                                      ---------  ---------
Total liabilities and equity                          $ 770,729  $ 758,896
                                                      =========  =========

AVERAGE RATES
Federal funds sold                                         0.30%      0.25%
Interest-earning deposits in other banks                   0.26%      0.25%
Investments                                                4.70%      5.66%
Loans                                                      6.40%      6.31%
Earning assets                                             5.14%      5.69%
Interest-bearing deposits                                  0.61%      0.88%
Other borrowings                                           2.82%      2.86%
Total interest-bearing liabilities                         0.67%      0.96%
Net interest margin (calculated on a fully tax
 equivalent basis)                                         4.67%      4.98%

(1)  Average loans do not include non-accrual loans.
(2)  Calculated on a fully tax equivalent basis, which includes Federal tax benefits relating to income earned on municipal bonds totaling $412 and $390 for the quarters ended March 31, 2011 and 2010, respectively.

Contact:
Debbie Nalchajian-Cohen
559-222-1322